Exhibit 99.1
March 2014
Nasdaq: ORMP
September 2014
Corporate Presentation

Safe Harbor
Certain statements contained in this material are forward-looking statements. These forward-looking statements are based on the current expectations of the management of Oramed only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including the risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval or patent protection for our product candidates; competition from other pharmaceutical or biotechnology companies; and our ability to obtain additional funding required to conduct our research, development and commercialization activities, and others, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward-looking statements.
Except as otherwise required by law, Oramed undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting
Oramed, reference is made to Oramed's reports filed from time to time with the Securities and Exchange
Commission. which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to the company's filings with the Securities and Exchange Commission for a comprehensive list of risk factors that could cause actual results, performance or achievements of the company to differ materially from those expressed or implied in such forward-looking statements. Oramed undertakes no obligation to update or revise any forward-looking statements.

Investment Highlights
Proprietary technology platform (POD™) for oral delivery of peptides
Significant market opportunity: focus on significant medical needs
Clinical proof of concept achieved
Orally ingestible insulin: US FDA Phase II clinical development
Strong product pipeline: potential to expand to other indications
Strong management team backed
by world-leading scientific experts
Multiple value-creating milestones in 2H14 and 2015

Oramed

An Oral Solution

Harsh pH
Protease
threat
Mechanical
challenges
Absorption
barrier
Fate of proteins/peptides in GIT
Leads to protein breakdown and lack of absorption

Oramed POD™ Technology:
Oral Protein and Peptide Delivery and Absorption
Absorption Enhancers
Assists with translocation of
active ingredient (protein/
peptides) across intestinal
membrane into bloodstream
Oramed’s delivery platform protects proteins and enhances
their absorption, allowing them to reach the bloodstream via the portal vein, thereby establishing a more physiologic protein gradient when compared to other delivery systems.
Protease Inhibitors
Protects protein from
degradation by proteases
once capsule degrades in
the small intestine
Enteric Coating
pH sensitive - only degrades in the small
intestine, thus protecting capsule
constituents during travel through the
upper gastrointestinal tract

Physiologic Insulin Delivery
● Portal insulin delivery is
 physiologic, while systemic insulin
 delivery (injected, inhaled, etc.) is
 not
● Blood glucose - insulin secretion
 system forms a 'closed-loop'
● Peripheral insulin promotes
 glucose uptake in fat and muscle

● First-pass hepatic metabolism
 extracts 80% of secreted insulin
● Systemic exposure is minimized
portal vein
liver
small intestine
stomach
To systemic
circulation

Insulin
GLP-1
Analog
Other
Targeting Diabetes Treatment:
Oramed has Opportunities in many Large Markets
 $20 billion 2013 global insulin market1
 $47 billion projected market for 20201
 $2+ billion 2012 global GLP-1 market2
 $6.6 billion projected for 20183
 Many patients stop treatment as a result of
 injection-related side effects
Vaccines: $24 billion in 2013 - grew from
$5 billion in 20004
Flu vaccine estimated at $2.9 billion in
2011 to $3.8 billion in 20184
Interferon: $10+ billion, projected for 20155
1 Grand View Research, Inc., 2014
2 Novo Nordisk Annual Report, 2013
3 Goldman Sachs Global Investment Research, 2013
4 World Health Organization,
5 Research and Markets, 2012

As of Nov 12, 2013
Total number of
study subjects:
181
Total number of
human doses:
1748

ORMD-0801

Type 2 Diabetes
(T2DM)

Initial Treatment:
• Lifestyle Modification
• Diet & Exercise
Single & Combination Oral
Therapies:
• Reduce insulin resistance
• Stimulate insulin secretion
Final Treatment:
• Insulin Replacement
  (injections)
ORMD-0801 is not a substitute
for insulin injections, but rather
a new earlier treatment option
Criteria for advancing to next stage:
AIC not at target < 7.0%
ORMD-0801 Treats Diabetes Sooner:
Type 2 Diabetes Stages & Treatment Options
0
25
50
75
100
IGT
Post-
prandial
hyper-
glycemia
T2DM
phase I
T2DM
phase II
T2DM

Fasting Blood Glucose (FBG):
• Measurement of blood glucose levels after a fast (e.g. first thing in the morning)
Elevated FBG
• Elevated FBG levels are a major issue in T2DM
• Main cause: excessive nocturnal glucose production from liver
FBG: Stats
• Approximately 70% of individuals with impaired FBG develop T2DM
ORMD-0801: Unique Indication
• Nighttime dose
• Focused on reducing the excessive nocturnal glucose production from the liver
T2DM

• Healthy, non-diabetic, cannulated beagle dogs
 showed a 60-75% drop in blood glucose levels
 within 30-100 minutes of treatment
• No hypoglycemia or adverse events were
 observed over the three years of testing (in dogs)
• Randomized, double-blind, multi-center study
 on 29 patients - 21 dosed, 8 placebo,
 6 weeks of monitoring
• Showed relevant clinical impact
• Good safety profile
• Safe and well tolerated by all patients
• No SAEs
T2DM Patients
Pre-clinical
T2DM
ORA-D-004
Insulin
CRP
ORMD-0801
placebo
-4
-2
0
2
4
6
8

ORMD-0801
Phase IIa Results

ORMD-0801: Phase IIa FDA Study
T2DM - ORA-D-009

• 30 T2DM patients
• US site
• In-patient setting
• Double blind
• Randomized
• 1 week of treatment
• Primary objective:
 • Safety and tolerability
• Secondary objectives:
 • Pharmacodynamic effects on mean nighttime glucose
 • Pharmacokinetics on AUC, Cmax, Tmax, T½
 • Changes from baseline in FBG morning fasting insulin, C-peptide
Objectives
Overview

Phase 2a: Primary Objective Safety
Hypoglycemic Events
0
Serious Adverse Events
0
Severe Adverse Events
0
ORMD 0801 Related Adverse Events
0
Adverse Events (non treatment related):
Placebo
5 patients
7 reported adverse events
8 mg + 8 mg
3 patients
5 reported adverse events
8 mg + 16 mg
4 patients
5 reported adverse events
-No Serious Adverse Events-
The study showed that ORMD-0801 is safe and well tolerated
T2DM - ORA-D-009

Fasting CGM Glucose - mg/DL (1)	Placebo (n = 10)	ORMD-0801 8 mg + 8mg (n=10)	Difference (ORMD 0801 - placebo)	ORMD-0801 8 mg + 16mg (n=8)	Difference (ORMD 0801-placebo)
Last 2 days of data	156.26 (58.62)	126.02 (27.26)	-30.24	136.12 (43.17)	-20.14
All 7 days	154.37 (57.99)	129.27 (27.43)	-25.10	144.83 (39.28)	-9.54
(1) Per Protocol (PP) population, consisting of all study completers with an endpoint of adequate weighted mean nighttime glucose and no major protocol violations
T2DM - ORA-D-009
Mean fasting blood glucose concentrations (CGM)
17
Mean night time glucose concentrations (CGM)
Night time mean (SD) CGM Glucose - mg/DL(1)	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801-placebo)	ORMD 0801 8 mg + 16 mg (n = 8)	Difference (ORMD 0801 - placebo)
Last 2 days of data	167.95 (64.17)	135.64 (39.40)	-32.31	150.24 (49.26)	-17.71
All 7 days	165.85 (60.76)	139.73 (38.86)	-26.12	149.38 (38.25)	-16.47
Mean daytime glucose concentrations (CGM)
Daytime mean (SD) CGM Glucose - mg/DL (1)	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801 - placebo)	ORMD 0801 8 mg + 16 mg (n = 8)	Difference (ORMD 0801-placebo)
Last 2 days of data	176.06 (63.70)	153.23 (40.16)	-22.83	158.58 (40.67)	-17.48
All 7 days	175.99 (61.12)	152.55 (36.99)	-23.44	163.05 (30.28)	-12.94
Phase IIa

•  ORMD-0801 oral insulin gel caps were observed to be safe and well-tolerated for the dosing regimen considered in this study
•  No hypoglycemic events occurred at any point during the study in any treatment group
•  No ORMD-0801 related adverse events observed
•  Both ORMD-0801 dose groups showed trends towards sustained reduction in nighttime, daytime and mean fasting glucose concentrations compared to placebo
•  8mg + 8mg dose group showed a more pronounced effect over placebo, versus the intended 8mg + 16mg dose
T2DM - ORA-D-009

Safety Conclusions
Efficacy

ORMD-0801:
Proposed Phase IIb FDA Study

• ~180 T2DM patients
• >30 US sites
• Double blind
• Randomized
• 28 days of treatment
• Primary objective:
 • Safety: Evaluate the safety of ORMD-0801
 • Efficacy: evaluate the PF effects of ORMD-0801 on mean nighttime glucose (determined using continuous glucose monitoring)
• Secondary objectives:
 • Evaluate changes from baseline in fasting blood glucose (FBG), morning fasting serum insulin, C-peptide, and triglycerides
Objectives
Overview
T2DM

ORMD-0801

Type 1 Diabetes
(T1DM)

T1DM

50.75
38
49.7
DAY
NIGHT
pretreatment
treatment
Frequency glucose >200mg/dL
20
30
40
50
60
06:00
-
08:59
09:00
-
11:59
12:00
-
13:59
14:00
-
18:59
19:00
-
20:59
21:00
-
23:59
00:00
-
05:59
Time
Design: 8 T1DM, monitor glycemic stability of orally administered ORMD-0801
(1 capsule (8 mg insulin) before meals, three times daily). Glucose monitored with continuous, blinded glucose monitor
ORMD-0801: T1DM
DAY
NIGHT
180
200
220
240
260
280
300
pretreatment
treatment
Mean glucose n=8
ê 11.5%
Results: Safe, well tolerated,
reduced glycemia.
T1DM

ORMD-0801: Phase IIa FDA Study
T1DM

Last Patient Out: August 2014
• 24 T1DM patients
• US site
• In-patient setting
• Double blind
• Randomized
• Placebo-controlled
• 7 days of treatment
• Primary objective:
 • To evaluate the change in exogenous insulin requirements in T1DM patients
• Secondary objectives:
 • To evaluate the changes in glucose in T1DM patients
 • To evaluate safety and tolerability
Objectives
Overview

ORMD-0901

Oral GLP-1
Analog (T2DM)

Oral GLP-1 Analog (Exenatide)
GLP-1: Hormone Facts
• Secreted by the intestine
• Has effect on the satiety center in the brain
• Has effect on pancreatic β-cells
GLP-1 Analog: Drug Facts
• Good safety profile
• Mimics the natural hormone in the body
• Decreases blood glucose levels - aids in
 blood sugar balance
• Does not cause hypoglycemia
• Effectively reduces HbA1c
• Preserves beta cell function
• Promotes weight loss
• Current therapy is via injection only
• Pre-IND package submitted to
   the US FDA Q3 2013
• IND-enabling tox studies Q3,
   2014
• PIb ex-US study Q4, 2014
ORMD-0901
Oral GLP-1

Oral GLP-1 - ORMD-0901
Blunting of glucose excursions in dogs
0
20
40
60
80
100
120
S.C.
AG
4
AG
3
-
+
+
+
+
Exenatide
*
*
*
Glucose
Results: Subcutaneous exenatide delivery amounted to a 51% reduction in mean glucose
AUC0-150, while formulations AG4 and AG3 prompted 43% and 29% reductions, respectively
(* p = 0.068, demonstrating a treatment-related trend for the sample size).
ORMD-0901 formulations preserved the biological activity of orally delivered exenatide. ORMD-0901 successfully curbed blood sugar excursions following glucose challenge.
Methods:
➢ Healthy, fasting, cannulated
 dogs
➢ Single dose ORMD-0901
 formulation
➢ Administered 30 minutes
 pre-glucose challenge
➢ Blood samples collected
    every 15 minutes

Mean AUC
Placebo:
148.5±30.5
No Nausea
Insulin:
180.3±106.3
 21%
150 μg
exenatide
0
40
60
80
100
120
140
Time (min)
-50
0
100
150
n=4
ORMD-0901
placebo
ORMD-0901 - T2DM
Study
• First in Human
• 4 healthy volunteers
• Placebo controlled
• Pre-prandial

Pipeline Overview
		Phase I	Phase II	Phase III	Timeline
ORMD-0801 oral insulin	Type 2 diabetes				Q4, ‘13: Phase IIa completed Q4, ’14: Phase IIb multi-center study projected initiation
	Type 1 diabetes				Q1, ’14: Phase IIa initiated (LPO 8/2014)
ORMD-0901 oral GLP-1	Type 2 diabetes				Q3, ’14: Preclinical/IND studies projected initiation Q4, ’14: Phase Ib ex-US study projected initiation Q3, ’15: Phase II multi-center study projected initiation

Corporate
Overview

Management
Josh Hexter - COO, VP Bus. Dev.
 More than 15 years of prominent leadership
 roles in biotech and pharma
Yifat Zommer, CPA, MBA - CFO
 Extensive experience in corporate financial
 management
Michael Berelowitz, MD
• Chairman of Oramed SAB
• SVP Clinical Development &
   Medical Affairs, Pfizer (former)
Harold Jacob, MD
• Chief Medical Officer, Given
   Imaging (former)
Gerald Ostrov
• CEO, Bausch&Lomb (former)
• Senior level Executive J&J
  (former)
Leonard Sank
• Entrepreneur and businessman
Board of Directors

 Scientific Advisory Board

Corporate Overview*
Ticker: NASDAQ: ORMP
• $43M raised to date **
• No Debt
• Cash and investments: $21.3M
• Shares issued: 10.1M
• Fully diluted: 12M ***
• Strong intellectual property estate
 • Methods & Compositions for Oral
 Administration of Proteins
 • Methods & Compositions for Oral
 Administration of Exenatide
 • Methods & Compositions (insulin +
 exenatide)
 • Improved Protease Inhibitors
* As of August 31, 2014
** Including the shares of D.N.A Biomedical Solutions Ltd.
*** Including outstanding 1M options and 1M warrants

ORMD-0801
Oral Insulin
ORMD-0901
Oral GLP-1Analog
Anticipated Milestones 2014-2015
• Initiation & Completion of IND-enabling studies
• Initiation & Completion of Phase Ib ex-US study
• Initiation of Phase II multi-site study under US IND
T2DM
✓Completion of Phase IIa FDA study
• Initiation & Completion of Phase IIb multi-site
  study under US IND
T1DM
• Completion of Phase IIa FDA study

Summary
Proprietary technology platform (POD™) for oral delivery of peptides
Significant market opportunity: focus on significant medical needs
Clinical proof of concept achieved
Orally ingestible insulin: US FDA Phase II clinical development
Strong product pipeline: potential to expand to other indications
Strong management team backed
by world-leading scientific experts
Multiple value-creating milestones in 2H14 and 2015

Breakthrough Technology
for a Brighter Future
Contact :
Nadav Kidron
CEO
nadav@oramed.com
Josh Hexter
COO
josh@oramed.com